UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2020

CSW INDUSTRIALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 500

Dallas, Texas 75240

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSWI	Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

In Item 2.01 of the Registrant’s Current Report on Form 8-K filed on December 16, 2020 (the “Original Form 8-K”), the Registrant reported the completion of the acquisition of T.A. Industries, Inc. d/b/a TRUaire, a California corporation (“TRUaire”), as the Registrant’s wholly owned subsidiary, pursuant to a Stock Purchase Agreement, dated November 4, 2020, by and among the Registrant, RectorSeal, LLC, a Delaware limited liability company and wholly owned subsidiary of the Registrant, TRUaire, the holders of the outstanding capital stock of TRUaire, and Yongki Yi, as Seller Representative. Pursuant to Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, the Registrant stated in the Original Form 8-K that the financial statements and pro forma financial information required by Item 9 thereof would be filed by amendment within 71 calendar days after the date on which the Original Form 8-K was required to be filed.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

This Current Report on Form 8-K/A should be read in connection with the Original Form 8-K, which provides a more complete description of said acquisition. The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of TRUaire occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Registrant will experience after the acquisition.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited consolidated balance sheet of TRUaire as of December 31, 2019, the related consolidated statements of income and comprehensive income, shareholders’ equity, and cash flows for the year ended December 31, 2019, the related notes and the related Independent Auditors’ Report thereon are filed as Exhibit 99.1 hereto.

The unaudited condensed consolidated financial statements of TRUaire as of September 30, 2020 and September 30, 2019 and for the nine months ended September 30, 2020 and September 30, 2019 and the related notes are filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Registrant, giving effect to the acquisition of TRUaire, which includes the unaudited pro forma condensed consolidated balance sheet as of September 30, 2020, the unaudited pro forma condensed combined statements of operations for the year ended March 31, 2020 and for the six months ended September 30, 2020 and the related notes, are filed as Exhibit 99.3 hereto.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Lee & Park Co., independent registered public accounting firm of TRUaire.
99.1	The historical audited consolidated balance sheet of TRUaire as of December 31, 2019, the related consolidated statements of income and comprehensive income, shareholders’ equity, and cash flows for the year ended December 31, 2019, the related notes and the related Independent Auditors’ Report thereon.
99.2	The unaudited condensed consolidated financial statements of TRUaire as of September 30, 2020 and September 30, 2019 and for the nine months ended September 30, 2020 and September 30, 2019 and the related notes.
99.3	The unaudited pro forma condensed combined financial information of the Registrant, giving effect to the acquisition of TRUaire, which includes the unaudited pro forma condensed consolidated balance sheet as of September 30, 2020, the unaudited pro forma condensed combined statements of operations for the year ended March 31, 2020 and for the six months ended September 30, 2020 and the related notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2021

By:	/s/ James E. Perry
Name:	James E. Perry
Title:	Executive Vice President & Chief Financial Officer